UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Affordable Telecommunications Technology Corporation
(Name of Registrant as Specified In Its Charter)

__________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT AND FORM OF PROXY
AFFORDABLE TELECOMMUNICATIONS TECHNOLOGY CORPORATION
6227 SOUTHWEST FREEWAY, HOUSTON, TEXAS 77074

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2000

To the Shareholders of Affordable Telecommunications Technology Corporation,

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Affordable Telecommunications Technology Corporation, a Texas corporation (the "Company"), will be held on December 19, 2000 at 10:00 a.m. Texas time, at the Hilton Hotel Southwest, 6780 Southwest Freeway, Houston, Texas 77036, and at such other time and place to which the meeting (the "Meeting") for the following purposes:

Proposal I: To Amend and Restate our Articles of Incorporation, as amended, to:

(i) increase the number of authorized shares of common stock, par value $.01 (the "Shares") from 20,000,000 Shares to 100,000,000 Shares; and

(ii) authorize 10,000,000 shares of preferred stock, par value $.01 (the "Preferred Shares") and vest in the Company’s board of directors the authority to establish series of unissued Preferred Shares by the designations, preferences, limitations and relative rights, including voting rights, of the Preferred Shares of any series so established to the same extent that such designations, preferences, limitations, and relative rights could have been fully stated in the Articles of Incorporation, and in order to establish a series, the board of directors shall adopt a resolution setting forth the designation of the series and fixing and determining the designations, preferences, limitations and relative rights, including voting rights, thereof or so much thereof as shall not be fixed and determined by the articles of incorporation.

Proposal II Election of Directors

Information Concerning Directors It is proposed that three directors will be elected at the meeting, each to hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable at the time of election. All of the nominees are presently members of the Board of Directors of the Company. The names of the persons nominated by management are as follows:

Steve H. Bethke
Norman George, and
Kim T. Peterson

FOR INFORMATION RELATING TO COMMON STOCK OWNED BY EACH OF THE DIRECTORS SEE ITEM 6 "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF".

FOR INFORMATION AS TO COMPENSATION, THEIR PRINCIPAL OCCUPATIONS, AGE, AND EXPERIENCES SEE ITEM 7 AND ITEM 8 "DIRECTORS AND EXECUTIVE OFFICERS" AND "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS".

Proposal III: To ratify the appointment of Liebman, Goldberg & Drogin, L.L.P. as our independent accountants for the 2000 fiscal year.

Proposal IV: To transact such other business as may be properly brought before the meeting.

The close of business on Monday, November 27, 2000 has been fixed by the Board of Directors as the record date for the Special Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

A Proxy Statement and Form of Proxy accompany this Notice.

It is important that your shares be represented at the Special Meeting. If you do not expect to attend in person, please sign and date the form of Proxy and return it in the enclosed envelope. The form of Proxy is enclosed in the mailing envelope in which this Proxy Statement is contained. Shareholders who attend the Special Meeting may revoke their proxies and vote in person if they desire.

By Order of the Board of Directors
Respectfully Submitted,
/s/ Steve H. Bethke
Steve H. Bethke, President
November 28, 2000

PROXY STATEMENT

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your Common Stock to be represented at the Special Meeting by the Proxies named in the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," and the "Company" refer to Affordable Telecommunications Technology Corporation. The Proxy Statement is first being sent to our stockholders on or about December 7, 2000.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote. You are entitled to vote your Common Stock if our records showed that you held your shares as of November 27, 2000. At the close of business on that date, a total of 23,623,338 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock has one vote. The enclosed Proxy Card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

Voting By Proxies. If your Common Stock is held by a broker, bank or other nominee, you will receive instructions from them which you must follow in order to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the Proxies how to vote your Common Stock by using the toll free telephone number or the Internet voting site listed on the Proxy Card or by signing, dating and mailing the Proxy Card in the postage paid envelope that we have provided to you. Of course, you can always come to the meeting and vote your shares in person. When you use the telephone system or our Internet voting site, the system verifies that you are a stockholder through the use of a unique Personal Identification Number that is assigned to you. The procedure allows you to instruct the Proxies how to vote your shares and to confirm that your instructions have been properly recorded. Specific directions for using the telephone and Internet voting systems are on the Proxy Card. Whichever of these methods you select to transmit your instructions, the Proxies will vote your shares in accordance with those instructions. If you sign and return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors. We are not now aware of any matters to be presented other than those described in this Proxy Statement.

If any matters not described in the Proxy Statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your Common Stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions.

How You May Revoke Your Proxy Instructions. To revoke your proxy instructions, you must advise the Secretary in writing before your Common Stock has been voted by the Proxies at the meeting, deliver later proxy instructions, or attend the meeting and vote your shares in person. Unless you decide to attend the meeting and vote your shares in person after you have submitted voting instructions to the Proxies, you should revoke or amend your prior instructions in the same way you initially gave them - that is, by telephone, Internet or in writing. This will help to ensure that your shares are voted the way you have finally determined you wish them to be voted.

Cost of this Proxy Solicitation. We will pay the cost of this proxy solicitation. We will, upon request, reimburse brokers, banks and other nominees for their reasonable expenses in sending proxy material to their customers who are beneficial owners and obtaining their voting instructions.

ITEM 1. DATE, TIME AND PLACE INFORMATION.

This Proxy Statement is furnished to shareholders of Affordable Telecommunications Technology Corporation, a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Special Meeting of Shareholders of the Company to be held at the Hilton Hotel Southwest, 6780 Southwest Freeway, Houston, Texas, 77036 on December 19, 2000, at 10:00 a.m. Texas time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission and telephone by directors, officers, employees and agents of the Company. The Company will also supply brokers, nominees or other custodians with the numbers of forms of Proxy and Proxy Statements they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

This Proxy Statement and form of Proxy are being mailed to shareholders on or about December 7, 2000.

PROPOSALS

Proposal I: To Amend and Restate our Articles of Incorporation, as amended, to:

(i) increase the number of authorized shares of common stock, par value $.01 (the "Shares") from 20,000,000 Shares to 100,000,000 Shares; and

(ii) authorize 10,000,000 shares of preferred stock, par value $.01 (the "Preferred Shares") and vest in the Company’s board of directors the authority to establish such series of unissued Preferred Shares by the designations, preferences, limitations and relative rights, including voting rights, of the Preferred Shares of any series so established to the same extent that such designations, preferences, limitations, and relative rights could have been fully stated in the Articles of Incorporation, and in order to establish a series, the board of directors shall adopt a resolution setting forth the designation of the series and fixing and determining the designations, preferences, limitations and relative rights, including voting rights, thereof or so much thereof as shall not be fixed and determined by the articles of incorporation.

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND TO AUTHORIZE PREFERRED SHARES

Under Texas law, the Company may only issue Shares of Common Stock or Preferred Stock to the extent such capital stock have been authorized for issuance under the Company's Amended Articles of Incorporation ("Articles"). The Articles currently authorize the issuance of up to 20,000,000 Shares of Common Stock, $.01 par value and no shares of Preferred Stock are authorized. As of Record Date we have exceeded our authorized Shares and in fact a total of 23,623,338 Shares of Common Stock are issued and outstanding. As a result, we are seeking an affirmative vote of our shareholders at the Meeting to amend the Articles to increase our authorized Shares, for among other purposes, ratifying the Shares that have been issued in excess of our authorized Shares of Common Stock, having authorized Shares available for issuance under the Company's 2000 Stock Option Plan, and have Shares available for other corporate purposes, such as mergers, acquisitions, and similar transactions.

In order to ensure sufficient Shares will be available for issuance by the Company, the Board of Directors has approved, subject to stockholder approval at the Meeting by the affirmative vote of two-thirds of the holders of Shares entitled to vote as follows: in favor of Proposal I (i) amending the Company's Articles of Incorporation to increase the number of Shares of Common Stock authorized for issuance from 20,000,000 to 100,000,000; and in favor of Proposal I (ii) authorizing 10,000,000 Preferred Shares and vest in the Company’s Board of Directors the authority to establish such series of unissued Preferred Shares by the designations, preferences, limitations and relative rights, including voting rights, of the Preferred Shares of any series so established to the same extent that such designations, preferences, limitations, and relative rights could have been fully stated in the Articles of Incorporation, and in order to establish a series, the board of directors shall adopt a resolution setting forth the designation of the series and fixing and determining the designations, preferences, limitations and relative rights, including voting rights, thereof or so much thereof as shall not be fixed and determined by the articles of incorporation.

Effects of the Amendments to the Articles

The effects of shareholders’ approval of Proposal I (i) to amend the Articles is to increase the number of authorized Shares to 100,000,000 Shares, in addition to ratifying the issuance of Shares in excess of our presently existing 20,000,000 Shares, the Board of Directors will not be required nor does it intend to solicit further shareholder approval prior to the issuance of any additional Shares, whether pursuant to its 2000 Stock Option Plan, for mergers, acquisitions and other corporate purposes, except as may be required by applicable State law. The increase in authorized Shares of Common Stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized Shares without obtaining future shareholder approval of such issuances, except as may be required by applicable State law or applicable listing requirements of the stock markets on which the Shares are or shall be traded. To the extent that additional authorized Shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of our Shares have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such Shares. The increase in the authorized number of Shares and the subsequent issuance of such Shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional Shares could have the effect of diluting the earnings per Share and book value per Share and such additional Shares could be used to dilute the Share ownership or voting rights of a person seeking to obtain control of the Company. While the proposed amendment may have potential anti-takeover effects, this proposal is not prompted by any specific effort or takeover threat currently perceived by the Board of Directors or management. The additional Shares of Common Stock to be authorized will be of the same class of Common Stock as are currently authorized and outstanding under the Articles.

The effects of approval by shareholders of Proposal I (ii) authorizing 10,000,000 Preferred Shares and vesting in the Company’s Board of Directors the authority to establish such series of unissued Preferred Shares by the designations, preferences, limitations and relative rights, including voting rights, of the Preferred Shares of any series so established by adopting a Board of Director’s resolution will be similar to those set forth above regarding an affirmative vote authorizing and increasing the number of Shares of Common Stock. In addition, by authorizing the Preferred Shares and vesting in the Board of Directors the power to establish one or more series with designations, preferences, limitations and relative rights, including voting rights, may effect the rights of Common Stock. This will depend on the relative designations, preferences, limitations and relative rights, including voting rights granted to the Preferred Shares.

If Proposals I (i) and (ii) are approved by the affirmative vote of two-thirds of the holders of the Shares entitled to vote, Article II, paragraph 4 of Articles of Amendment to the Articles of Incorporation, will be amended to read as follows: "Affordable Telecommunications Technology Corporation is authorized to issue 100,000,000 shares of common stock at a par value of .01 (one) cent each and 10,000,000 shares of preferred stock at a par value of .01 (one) cent each".

Vote Required and Board of Directors' Recommendation

The affirmative vote of two-thirds of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present. Abstentions and broker non-votes will have the same effect as a negative vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND AUTHORIZE THE SHARES OF PREFERRED STOCK.

Proposal II: Election of Directors

Three directors of the Company were elected at the organizational meeting in 1999 to serve for period of one (1) year or until their replacements were elected and qualified to serve. The three directors were Steven H. Bethke, Norman George and Jane Ellen Karp. Ms. Karp has informed the Company that she will not be available to serve as a director because of her intention to devote her time to her real estate development business in Highland Beach, FL. As a result, Kim T. Peterson has agreed to serve as a director if duly elected at the Meeting and to serve until his replacement is duly elected and shall qualify.

Information Concerning Directors

It is proposed that three directors will be elected at the Meeting, each to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable at the time of election. All of the nominees are presently members of the Board of Directors of the Company. The names of the persons nominated by management are as follows: Steve H. Bethke, Norman George, and Kim T. Peterson.

FOR INFORMATION RELATING TO COMMON STOCK OWNED BY EACH OF THE DIRECTORS SEE ITEM 6 "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF". FOR INFORMATION AS TO COMPENSATION, THEIR PRINCIPAL OCCUPATIONS, AGE, AND EXPERIENCE, SEE ITEMS 7 AND 8 "DIRECTORS AND EXECUTIVE OFFICERS" AND "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS".

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

Proposal III: To ratify the appointment of Liebman, Goldberg & Drogin, L.L.P. as our independent accountants for the 2000 fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF LIEBMAN GOLDBERG & DROGIN, LLP., AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2000 FISCAL YEAR.

Proposal IV: To transact such other business as may be properly brought before the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH OTHER MATTERS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

ITEM 2. REVOCABILITY OF PROXY

If the enclosed Form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A shareholder who attends the Meeting in person may revoke his or her Proxy at that time and vote in person if so desired. All proxies duly signed, dated and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

ITEM 3. DISSENTERS’ RIGHT OF APPRAISAL

Any vote cast in opposition to the election of any director or of any other proposal contained herein shall be considered to satisfy any notice requirements with respect to appraisal rights.

ITEM 4. PERSONS MAKING THE SOLICITATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

ITEM 5. INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None.

ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth the beneficial stock ownership of (i) all holders of greater than 5% of the Company's common stock, (ii) each director and each executive officer named in Item 7 and (iii) all directors and executive officers as a group (3 persons). The total number of Shares of Common Stock of the Company issued and outstanding as of the Record Date, November 27, 2000 is 23,623,338. The Shares are held by approximately 1500 shareholders (does not include individuals having shares in "street name" by brokerage firms). Each Share is entitled to one vote to elect one director. In the chart below the percent of common stock owned is calculated by expressing the number of Shares beneficially owned as a percent of the total Common Stock issued and outstanding. Unless otherwise noted, the Shares are owned directly by the individual.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (a)
Steven H. Bethke (1) 6227 Southwest Freeway, Houston, TX 77074	2,200,000 shares	9.3%
Norman George (2) 6227 Southwest Freeway, Houston, TX 77074	250,000 shares	1.1
CIT, LLC Attn.: Bonnie Musselwhite, Route 2, Box 51-A, West, MS	1,850,000 shares	7.8%
Kim T. Peterson (3) 202 Forest Ave., PO Box 547, Kewaskum, WI 53040	900,000 shares	3.8
Daniel Dror II Trust of 1998 601 Cien Street, Ste. 235, Houston, TX 77565	3,000,000 shares	12.7
Jerry Finberg 3102 Ouster Cove, Missouri City, TX 77459	1,000,000 shares	4.2%
All Officers and Directors (3 persons)	3,350,000 shares	14.2%

(a) Based upon 23,623,338 issued and outstanding at November 27, 2000.
(1) Mr. Bethke is the Company's Chairman, President, CEO and a director.
(2) Mr. George is the Company's Chief Financial Officer and a director.
(3) Mr. Peterson is a nominee to serve as a director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from persons required to file such reports ("Reporting Persons"), the Company believes that the filing requirements applicable to such Reporting Persons were not timely complied with during the fiscal year ended December 31, 1999. However, prior to the Meeting called for by this Proxy Statement all Reporting Persons filed the forms required under Section 16(a) of the Exchange Act.

ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS
Name	Age	Title
Steve H. Bethke	42	Chairman, President, CEO and a Director
Kim T. Peterson	62	Nominee for Director
Norman George	60	Chief Financial Officer and a Director

All directors hold office until the next annual meeting of stockholders of the Company and until their successors have been elected and shall qualify. Officers serve at the discretion of the Board of Directors. The following is a biographical summary of the business experience of the directors of the Company.

Mr. Bethke, Chairman, President, CEO and a director since inception, previously was employed as General Manager of Houston Telephone and Paging (HT&P), from July, 1995 to September, 1996. Prior to joining HT&P, he was employed as a consultant to HT&P from January, 1995 to July, 1995. Prior to joining HT&P as a consultant, he was employed by Everon America, Inc. (which is the North American marketing company for Samson Electronics LTD, a Korean electronics manufacturer, including paging equipment) as North American Sales Manager from August 1994 to July, 1995. Mr. Bethke was Manager of Indirect Distribution with MobileComm (a Bell South company) from June 1993 to August 1994. Prior to that time he was employed as Manager of Distribution for Houston Cellular Telephone Company from November 1988.

Mr. George, a Director and Chief Financial Officer of the Company, was hired as Chief Financial Officer on September 1, 1998. Prior to joining the Company, he was self -employed with ownership interest in numerous retail companies over the past twenty-five (25) years. He was formerly employed for 10 years by Peat, Marwick and Mitchell as a retail consultant. He is a graduate of the University of Texas with a degree in Finance and Accounting.

Mr. Peterson, a nominee for election as a director, during the past five years has been a vice-president of Regal Ware Inc., a manufacturer of housewares in Wisconsin. Mr. Peterson’s business background is in manufacturing of consumer products and brings his expertise in consumer business and products to the Company.

ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The information set forth below concerns the compensation to the named executive officers of the Company for the last fiscal year ended December 31, 1999. No executive officer of the Company has an employment agreement with the Company and the executive officers serve at the discretion of the Board of Directors.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Option/SAR’s	LTIP Payouts(s)	All other Compensation
		($)	($)	($)	($)	(#)	($)	($)
Steve Bethke, CEO, Director	1999	60,000	0	0	0	0	0	0
Norman George CFO, Director	1999	48,000	0	0	0	0	0	0

Compensation of Directors. The Directors of the Company are not paid any fee for their services in such capacity.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company has no employment contracts with any of its present executive officers and has no plans or arrangements with respect to payments resulting from the resignation, retirement or any other termination of a named executive officer's employment or from a change-in-control of the Company. However, the Company may elect to enter into employment agreements with its executive officers at terms and conditions to be determined, which agreements may contain performance incentives and options, among other provisions.

ITEM 9. INDEPENDENT PUBLIC ACCOUNTANT

Liebman, Goldberg & Drogin, L.L.P., has audited the Company's financial statements for the year ended December 31, 1999. A representative of Liebman, Goldberg & Drogin, L.L.P. will attend the shareholder Meeting and will be permitted to make a statement if desired. He will also be available for responses to appropriate questions from shareholders. Our financial statements for the year ended December 31, 1998, at which date were not a public entity, were audited by the firm of Hilliard & Smith, P.C. Our financial statements for the year ended December 31, 1999 were audited by the independent public accounting firm of Liebman, Goldberg & Drogin, P.A. In a letter to the Company dated March 24, 2000, prior to the engagement of Liebman, Goldberg & Drogin, P.A., Hilliard & Smith, P.C. informed us that they were resigning from the engagement and therefore would not perform the audit for the year ended December 31, 1999. Questions were raised by Hilliard & Smith P.C. related to the financial statements prepared by management for September 30, 1999 contained in our Form 10-SB filed by the Company with the SEC on November 19, 1999. While such financial statements were unaudited, the Form 10-SB incorrectly reported that the September 30, 1999 financial statements were audited. We reported the disagreement with our former accountants in our Notice of Late Filing on Form 12-b-25, filed with the SEC on March 30, 2000 in connection with our Form 10-KSB. The Company believes that this was an innocent error and that the financial statements for September 30, 1999 were correct in substance except for the reference to the fact that the statements were audited as opposed to unaudited. Further, we believe that such financial statements were superseded by the filing of our Form 10-KSB which contained our audited financial statements for the year ended December 31, 1999. The firm of Hilliard & Smith, P.C. cooperated with our independent public accounting firm of Liebman, Goldberg & Drogin, P. A., to complete the 1999 audit. Further, our financial statements for the year ended December 31, 1998 were audited by Hilliard & Smith, P.C., and their report dated February 26, 1999 included as part of such financial statements an unqualified opinion.

ITEM 10. FINANCIAL AND OTHER INFORMATION

The information contained in the Company's Form 10-KSB/A for the fiscal year ended December 31, 1999 is incorporated herein by reference.

ITEM 11. VOTING PROCEDURES

The presence, in person or by proxy, of the holders of a majority of the shares of outstanding common stock of the Company entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote of a plurality of the shares of common stock represented at the meeting and entitled to vote is required for the election of directors. A holder of shares of common stock of the Company will be entitled to one vote per share of common stock as to each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate. For any matters requiring approval of a specified percentage of the outstanding shares represented at the Special Meeting and entitled to vote on such matter, abstentions will have the effect of negative votes, but broker non-votes will have no effect since they are not treated as shares entitled to vote on such matter.

SHAREHOLDER PROPOSALS AND SUBMISSIONS FOR 2000 ANNUAL MEETING

If any Shareholder wishes to present a proposal to be considered for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Shareholders, such proposal shall have been presented to the Company's management by May 31, 2001. Such proposals should be directed to the Company’s office, 6227 Southwest Freeway Houston, Texas 77074.

THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANYTIME PRIOR TO THE VOTE.

Dated: December __ 2000
By Order of the Board of Directors
STEVEN H. BETHKE, PRESIDENT

PROXY [PROXY CARD]
AFFORDABLE TELECOMMUNICATIONS TECHNOLOGY CORPORATION
6227 SOUTHWEST FREEWAY, HOUSTON, TEXAS 77074

This Proxy is solicited by the Board of Directors of Affordable Telecommunications technology Corporation (the "Company") for the Special Meeting of Shareholders to be held on December 19, 2000, at 10:00 a.m. Texas time, Houston, Texas 77036 at the Hilton Hotel Southwest, 6780 Southwest Freeway, Houston, Texas 77036. The undersigned hereby appoints Steven H. Bethke with full power of substitution, and with discretionary authority, the proxies of the undersigned to vote all shares of Common Stock the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company to be held on December 19, 2000, and at any adjournment thereof, upon the matters listed below, and in accordance with his best judgment with respect to any other matters which may properly come before the meeting. The proxy, when duly executed, will be voted in the manner directed herein, and in the absence of specific directions to the contrary, this proxy will be voted "FOR":

Proposal I (i) to increase the number of authorized shares of common stock to 100,000,000 shares of common stock; and (ii) authorize 10,000,000 shares of preferred stock, par value $.01 (the "Preferred Shares") and vest in the Company’s board of directors the authority to establish such series of unissued Preferred Shares by the designations, preferences, limitations and relative rights, including voting rights, of the Preferred Shares of any series so established to the same extent that such designations, preferences, limitations, and relative rights could have been fully stated in the Articles of Incorporation, and in order to establish a series, the board of directors shall adopt a resolution setting forth the designation of the series and fixing and determining the designations, preferences, limitations and relative rights, including voting rights, thereof or so much thereof as shall not be fixed and determined by the articles of incorporation.

Proposal II to elect Steven H. Bethke, Norman George and Kim T. Peterson as directors until the next annual meeting our until their successors shall be elected and shall qualify;

Proposal III to ratify the appointment of Liebman, Goldberg & Drogin, L.L.P. as our independent accountants for the 2000 fiscal year; and

Proposal IV in the discretion of the proxy holders on any other matters that may properly come before the meeting and any adjournments thereof.

This proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors of the Company requests that you promptly execute and mail this Proxy.

Proposal I:

(i) to increase the number of authorized shares of common stock to 100,000,000 shares of common stock;
Yes [ ] No [ ]
(ii) to authorize 10,000,000 shares of preferred stock and vest in the Board of Directors authority to establish such series of unissued Preferred Shares by the designations, preferences, limitations and relative rights, including voting rights, of the Preferred Shares of any series so established;
Yes [ ] No [ ]
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR PROPOSAL I.

Proposal II:

to elect Steven H. Bethke, Norman George and Kim T. Peterson as directors until the next annual meeting our until their successors shall be elected and shall qualify;
Yes [ ] No [ ]
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR PROPOSAL II.

Proposal III:

to ratify the appointment of Liebman, Goldberg & Drogin, L.L.P. as our independent accountants for the 2000 fiscal year;
Yes [ ] No [ ]
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR PROPOSAL III.

Proposal IV:

in the discretion of the proxy holders on any other matters that may properly come before the meeting and any adjournments thereof.
Yes [ ] No [ ]
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR PROPOSAL IV.

The undersigned hereby revokes any proxy or proxies to vote heretofore given by the undersigned to any persons with respect to such shares.

Please sign exactly as your name appears on the stock certificate. If shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, guardian, or other capacity, please give title as such.)

December __, 2000

___________________________	___________________________
Signature of Shareholder	Signature of Shareholder

___________________________	___________________________
Printed Name	Printed Name

PLEASE SIGN AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE, DATE AND RETURN PROXY TO:

AFFORDABLE TELECOMMUNICATIONS TECHNOLOGY CORPORATION

6227 SOUTHWEST FREEWAY, HOUSTON, TEXAS 77074